                            SCHEDULE 14A INFORMATION

                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.   )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       ALLEGIANT BANCORP, INC.
         (Name of Registrant as Specified in Its Charter)


(Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

    1)      Title of each class of securities to which transaction applies:
    2)      Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4)      Proposed maximum aggregate value of transaction:
    5)      Total Fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)      Amount Previously Paid:
    2)      Form, Schedule or Registration Statement No.:
    3)      Filing Party:
    4)      Date Filed:

                     [Allegiant Bancorp, Inc. Letterhead]


                               March 17, 1997



Dear Fellow Shareholders:

    Our Annual Meeting of Shareholders will be held at the offices of Dash Multi-Corp, Inc., 2500 Adie Road, Maryland Heights, Missouri, at 4:00 p.m., local time, on Thursday, April 17, 1997. The Notice of Annual Meeting of Shareholders, Proxy Statement and proxy which accompany this letter outline fully matters on which action is expected to be taken at the Annual Meeting.

    We cordially invite you to attend the Annual Meeting. Even if you plan to be present at the meeting, you are requested to date, sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The mailing of an executed proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting.

                                          Sincerely,

                                          /s/ Marvin S. Wool

                                          MARVIN S. WOOL
                                          Chairman and Chief Executive Officer

                       ALLEGIANT BANCORP, INC.
                       7801 FORSYTH BOULEVARD
                      ST. LOUIS, MISSOURI 63105
                           314-726-5000


             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
               TO BE HELD THURSDAY, APRIL 17, 1997


Dear Shareholder:

            The Annual Meeting of Shareholders of Allegiant Bancorp, Inc., a Missouri corporation (the "Company"), will be held at the offices of Dash Multi-Corp, Inc., 2500 Adie Road, Maryland Heights, Missouri 63043, on Thursday, April 17, 1997, at 4:00 p.m. local time, for the following purposes:

            1.  To elect three (3) members of the Board of Directors.

            2. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

            The Company's Board of Directors has fixed the close of business on February 28, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                    By Order of the Board of Directors,

                                    MARVIN S. WOOL
                                    Chairman and Chief Executive Officer

March 17, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE,
DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE
ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES.  NO
POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                       ALLEGIANT BANCORP, INC.
                       7801 FORSYTH BOULEVARD
                      ST. LOUIS, MISSOURI 63105
                            314-726-5000


                           PROXY STATEMENT


             FOR ANNUAL MEETING OF SHAREHOLDERS  TO BE
                 HELD ON THURSDAY, APRIL 17, 1997
                        -----------------

                             GENERAL

            This Proxy Statement is furnished to the shareholders of Allegiant Bancorp, Inc., a Missouri corporation (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at the offices of Dash Multi-Corp, Inc., 2500 Adie Road, Maryland Heights, Missouri 63043, at 4:00 p.m. local time, on Thursday, April 17, 1997, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

            Your proxy is being solicited by the Board of Directors of the Company. This proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated proxy with the Secretary of the Company at the principal offices of the Company or by attending the Annual Meeting and voting the shares in person. Attendance alone at the Annual Meeting will not of itself revoke a proxy. Proxies that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the Annual Meeting and any adjournment thereof.

            This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy were first mailed to the shareholders of the Company on or about March 21, 1997. The Company will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. The directors, executive officers and employees of the Company may also solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners.

            Only shareholders of record at the close of business on February 28, 1997 are entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 2,838,685 shares of Common Stock, $.01 par value (the "Common Stock"), issued and outstanding. The holder of each outstanding share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting. Shares subject to abstentions will be treated as shares that are present at the Annual Meeting for purposes of determining the presence of a quorum and the approval of any matter submitted to the shareholders for a vote. If a broker or other nominee holder indicates on the proxy that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be considered as voted for purposes of determining the approval of the shareholders on a particular proposal.

            Cumulative voting is applicable to the election of the Company's directors. In the election of directors, a shareholder is entitled to cast as many votes as shall equal the number of shares he or she owns of Common Stock multiplied by three, the number of directors to be elected at the Annual Meeting. A shareholder may cast all votes for a single candidate or may distribute them among two or more candidates as the shareholder may decide. Each duly-executed proxy in the form enclosed will be voted for all nominees listed on such proxy, unless otherwise directed in the proxy. If a shareholder gives a proxy in the form enclosed but withholds authority to vote for one or more of the nominees listed on the proxy, the number of votes represented by such shareholder's proxy shall be divided equally, to the extent practicable without creating fractional votes, among the remaining nominees.

                       ITEM I.  ELECTION OF DIRECTORS

            Three individuals will be elected at the Annual Meeting to serve as Class III directors of the Company for a term of three years. The three nominees receiving the greatest number of votes at the Annual Meeting will be elected.

            The persons named as proxies on the accompanying proxy intend to vote all duly executed proxies received by the Board of Directors for the election of Marvin S. Wool, Leon A. Felman and C. Virginia Kirkpatrick as Class III directors, except as otherwise directed by the shareholder on the proxy. Messrs. Wool and Felman and Ms. Kirkpatrick are currently directors of the Company. If for any reason Messrs. Wool or Felman or Ms. Kirkpatrick becomes unavailable for election, which is not now anticipated, the persons named in the accompanying proxy will vote for such substitute nominee as is designated by the Board of Directors. The Board of Directors recommends a vote "FOR" the election of Marvin S. Wool, Leon A. Felman and C. Virginia Kirkpatrick as Class III directors.

            The name, age, principal occupation or position and other directorships with respect to Messrs. Wool and Felman and Ms. Kirkpatrick and the other directors whose terms of office will continue after the Annual Meeting is set forth below.

        CLASS III NOMINEES - TO BE ELECTED FOR A TERM OF THREE YEARS
                             EXPIRING IN 2000

            Marvin S. Wool, 68, has served as a director of the Company since 1990 and as the Chairman and Chief Executive Officer of the Company and Chairman of Allegiant Bank since March 1992. For more than the past five years, Mr. Wool has served as the President and Chief Executive Officer of Dash Multi-Corp, Inc., the holding company for ten subsidiary companies located in Georgia, Mississippi, Missouri, New Jersey and California which are in the chemical, cloth coating and carpet industries.

            Leon A. Felman, 62, has been a director of the Company since 1992. For more than the past five years, Mr. Felman has been associated with Sage Systems, Inc., a franchisee of Arby's restaurants in the St. Louis area, and currently serves as its President and Chief Executive Officer.

            C. Virginia Kirkpatrick, 63, has been a director of the Company since 1990. Ms. Kirkpatrick has been President of CVK Personal Management & Training Specialists, a business consulting and human resource management firm, for more than the past five years.

               CLASS I - TO CONTINUE IN OFFICE UNTIL 1998

            Kevin R. Farrell, 46, has served as a director of the Company since 1989 and as Secretary of the Company since 1994. Mr. Farrell has been President of St. Louis Steel Products, a steel fabricating company, for more than the past five years.

            John T. Straub, 48, has been a director of the Company since 1990. Since April 1992, Mr. Straub has been self-employed as a certified public accountant. From December 1989 to April 1992, Mr. Straub served as Chief Financial Officer of Group Five, Inc.

            Lee S. Wielansky, 46, has been a director of the Company since 1990. Mr. Wielansky has been the President and Chief Executive Officer of Midland Development Group, a real estate development company, for more than the past five years.

                CLASS II - TO CONTINUE IN OFFICE UNTIL 1999

            Charles E. Polk, 36, has been a director of the Company since 1994. Mr. Polk has been a partner of Husch & Eppenberger, a law firm located in St. Louis, Missouri, for more than the past five years.

            Leland B. Curtis, 53, has been a director since March 21,
1996. He has also been a partner in the law firm of Curtis, Oetting, Heinz, Garrett & Soule, a law firm located in St. Louis, Missouri for more than the past five years.

            Shaun R. Hayes, 37, has served as a director and as the President of the Company since 1989. Additionally, Mr. Hayes has served as President and Chief Executive Officer of Allegiant Bank since May 1992. From 1989 through 1994, Mr. Hayes served as Secretary of the Company.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Certain of the directors and officers of the Company and of Allegiant Bank (the "Bank"), and members of their immediate families and firms and corporations with which they are associated, have had transactions with the Bank, including borrowing and investing in certificates of deposit and repurchase agreements. All such loans and investments have been made in the ordinary course of business, have been made on substantially the same terms, including interest rates paid or charged and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. As of February 28, 1997, the aggregate outstanding amount of all loans to officers and directors of the Company and to firms and corporations in which they have at least a 10% beneficial interest was approximately $4.0 million, which represented approximately 18.5% of the Company's consolidated shareholders' equity at that date.

            VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth information regarding the amount of Common Stock beneficially owned, as of February 28, 1997, by each person who is an executive officer, director or known by the Company to own beneficially more than 5% of the Company's Common Stock, and all directors and executive officers of the Company as a group:

                     NAME OF                NUMBER OF SHARES          PERCENT
                BENEFICIAL OWNER          BENEFICIALLY OWNED<F1>     OF CLASS
                ----------------          ----------------------     --------
             Marvin S. Wool                    443,446 <F2>            15.2%
             Shaun R. Hayes                    254,378 <F3>             8.7%
             S. Kay Love                         5,405 <F4>             <F5>
             Leon A. Felman                    271,439 <F6>             9.5%
             Kevin R. Farrell                  155,873 <F7>             5.4%
             Lee S. Wielansky                  140,488 <F8>             4.9%
             C. Virginia Kirkpatrick            93,427 <F9>             3.2%
             John Straub                        57,809<F10>             2.0%
             Charles E. Polk                    31,486<F11>             1.1%
             Leland B. Curtis                    8,703<F12>             <F5>
             James R. Gibson                   184,721<F13>             6.5%

             All directors and executive
               officers as a group           1,462,454<F14>            50.4%
               (10 persons)

----------------------
<F1>  Except as otherwise indicated, each individual has sole voting and investment power over the shares listed beside his or her name. The percentage calculations for beneficial ownership are based upon 2,838,685 shares of the Company's Common Stock that were issued and outstanding as of February 28, 1997, plus, with respect to each individual and for all directors and executive officers as a group, the number of shares subject to options and warrants that may be acquired upon exercise or conversion within 60 days.

<F2>  Total includes: 44,587 shares held by the Dash Industries Pension Plan;
      36,300 shares held in trusts for the benefit of Mr. Wool's children; 72,967 shares subject to presently exercisable stock options; and 9,909 shares subject to issuance upon exercise of warrants. Mr.
      Wool's address is 2500 Adie Road, Maryland Heights, Missouri 63043.

<F3>  Total includes: 4,760 shares held of record by Mr. Hayes' spouse, as to which shares Mr. Hayes has shared voting and investment power; 85,781 shares subject to presently exercisable stock options; and 4,247 shares issuable upon exercise of warrants. Mr. Hayes' address is 7801 Forsyth Boulevard, St. Louis, Missouri 63105.

<F4>  Total includes: 4,950 shares subject to presently exercisable stock options.


                                    -4-

<F5>  Less than one percent.

<F6>  Total includes: 26,400 shares subject to presently exercisable stock options and 7,078 shares issuable upon exercise of warrants. Mr. Felman's address is 8860 Ladue Road, St. Louis, Missouri 63124.

<F7>  Total includes: 41,615 shares held of record by Pentastar Family
      Holdings, Inc.; 28,779 shares held by Mr. Farrell as custodian for his four children; 1,210 shares held by United Missouri Bank of Kansas City as Trustee for the IRA of Mr. Farrell's spouse; 2,750 shares held by Everen Clearing Corporation as custodian for Mr. Farrell's family; 46,567 shares subject to presently exercisable stock options; and 1,887 shares issuable upon exercise of warrants. Mr. Farrell's address is 191 Rock Industrial Park, St. Louis, Missouri 63044.

<F8>  Total includes: 14,486 shares held by Mr. Wielansky as custodian for his three children; 38,276 shares held jointly with Mr. Wielansky's spouse; 2,299 shares held by Shearson Lehman Brothers for the IRA of Mr. Wielansky's spouse; 38,500 shares issuable upon exercise of stock options; and 1,415 shares issuable upon exercise of warrants.

<F9>  Total includes: 16,033 shares held jointly with Ms. Kirkpatrick's spouse; 17,683 shares held by Paine Webber as Trustee for the IRA of Ms. Kirkpatrick's spouse; 2,273 shares held jointly with Ms. Kirkpatrick's son; 48,987 shares issuable upon exercise of stock options; and 471 shares issuable upon exercise of warrants.

<F10> Total includes: 6,627 shares held by Mr. Straub's spouse's Trust
      Agreement; 26,400 shares issuable upon exercise of stock options; and 471 shares issuable upon exercise of warrants.

<F11> Total includes: 26,400 shares issuable upon exercise of stock options.

<F12> Total includes: 2,200 shares issuable upon exercise of stock options.

<F13> Total includes: 12,000 shares issuable upon exercise of stock options.
      Mr. Gibson no longer serves as a director of the Company. Mr.
      Gibson's address is 67 Signal Hill Road, Belleville, Illinois 62223.

<F14> Total Includes: 388,502 shares issuable upon exercise of stock options;
      and 24,535 shares issuable upon exercise of warrants.

                    BOARD OF DIRECTORS AND COMMITTEES

     During 1996, the Board of Directors of the Company met twelve times, including regularly scheduled and special meetings. During the year all of the incumbent directors attended at least 75% of all meetings held by the Board of Directors and all committees upon which they served.

     The Board of Directors has a standing Executive Committee, Audit Committee, Directors' Responsibility Committee, Personnel Committee and Directors' and Officers' Compensation Committee.

     Executive Committee.  Marvin S. Wool (Chairperson), Shaun R. Hayes,
C. Virginia Kirkpatrick, Kevin R. Farrell and Lee S. Wielansky are members of the Executive Committee. The Executive Committee may exercise all powers of the Board of Directors which may be lawfully delegated when the Board of Directors is not in session. The Executive Committee met eight times during 1996.

     Audit Committee. John T. Straub (Chairperson), Lee S. Wielansky and Charles E. Polk are members of the Audit Committee. The Audit Committee's duties include meeting with the independent auditors, management, internal auditors and credit review personnel to periodically review the work of each and ensure that each is properly discharging its responsibilities. The Audit Committee met eight times during 1996.

     Directors' Responsibility Committee.  The members of the
Directors' Responsibility Committee are Leon A. Felman (Chairperson),
C. Virginia Kirkpatrick and John T. Straub. The Directors' Responsibility Committee periodically reviews transactions between directors and the Company to ensure compliance with various regulatory and other requirements. The Director's Responsibility Committee met four times during 1996.

     Personnel Committee.  The members of the Personnel Committee are
C. Virginia Kirkpatrick (Chairperson), Marvin S. Wool and Shaun R. Hayes. The Personnel Committee reviews the Company's employee training program and participates in the recruitment and selection of certain key management employees. The Personnel Committee met six times during 1996.

     Directors' and Executives' Compensation Committee. The members of the Directors' and Executives' Compensation Committee are Lee S. Wielansky (Chairperson), Charles E. Polk and Leland B. Curtis. The Directors' and Executives' Compensation Committee reviews and recommends the salaries and other compensation of all directors and executive officers of the Company. The Directors' and Executives' Compensation Committee met one time during 1996.


                            DIRECTORS' FEES

     Directors are paid $700 per board meeting attended. Directors serving on the Audit, Directors' Responsibility and Personnel Committees are paid $250 per year, Directors serving on the Executive Committee receive $1,000 per year, Directors serving on the Directors' and Executives' Compensation Committee were not paid compensation for serving on such committee, and Directors serving on the Bank's Loan Committee receive $2,500 per year. Directors also have received options under various stock option plans of the Company. Directors and committee members may elect to receive fees due to them from the Company in the form of shares of Common Stock valued at the net book value of the shares as of the day of the Company's board meeting closest to the end of each calendar quarter in which the subject fees are earned.

                       COMPENSATION OF EXECUTIVE OFFICERS

            The following table sets forth the compensation of the Company's Chief Executive Officer and President. The Company's President was the only executive officer whose aggregate salary and bonus exceeded $100,000 during 1996.

                                          SUMMARY COMPENSATION TABLE
                                                ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                                -------------------                ----------------------
                                                                                               SECURITIES
                                                                                   RESTRICTED  UNDERLYING
                                                                      OTHER ANNUAL   STOCK      OPTIONS/       ALL OTHER
                                                SALARY        BONUS   COMPENSATION   AWARDS       SARs       COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR   ($)           ($)        ($)         ($)         ($)             ($)
---------------------------               ----  ------        -----   ------------ ----------  ----------    ------------
Marvin S. Wool                            1996   39,039      13,500     9,800<F1>     --            --            --
  Chairman and Chief                      1995   30,000      10,000     6,418<F1>     --            --            --
  Executive Officer of the                1994       --          --     4,933<F1>     --            --            --
  Company and Chairman of
  Allegiant Bank

Shaun R. Hayes                            1996  175,634<F2>  13,500    10,450<F5>     --            --            --
  President of the Company                1995  165,332<F2>  30,000     4,620<F4>     --            --            --
  and President and Chief                 1994  146,529<F2>      --     2,989<F4>     --        48,400<F3>        --
  Executive Officer of
  Allegiant Bank

----------------------
<F1>  Amounts reported consist only of Directors' Fees.

<F2>  Mr. Hayes' salary includes $240, $332 and $364 paid in 1996, 1995 and
      1994, respectively, for the private use of a Company-supplied automobile.

<F3>  In December 1994, the Board of Directors approved the Phantom Stock
      Plan for the President of the Company, under which the Company agreed to pay a cash award to the President based upon the increase in book value of 40,000 shares of Common Stock from December 31, 1994, until the earlier of: (i) December 31, 1998; or (ii) the end of the year immediately preceding the year that the President's employment with the Company terminates. Due to the 10% stock dividend effective January 1996 and the 10% stock dividend effective January 1997, the award now relates to 48,400 shares.

<F4>  Amounts reported consist only of matching contributions by the Company to Mr. Hayes' 401(k) plan.

<F5>  Amounts reported consist only of Directors' Fees of $5,700 and matching contributions by the Company of $4,750 to Mr. Hayes' 401(k) plan.

      The following presents certain information concerning stock options granted to the named executive officers during the year ended December 31, 1996, and year-end stock option values. No stock options were exercised by the named executive officers during the year ended December 31, 1996.

                      OPTION/SAR GRANTS IN LAST YEAR

      The following table sets forth information concerning stock option grants made in 1996 to the individuals named in the Summary Compensation Table. No SARs were granted to the named individuals in 1996.

                                                        INDIVIDUAL GRANTS
                                     ---------------------------------------------------------
                                       NUMBER OF
                                      SECURITIES     PERCENT OF TOTAL
                                      UNDERLYING       OPTION/SARs
                                     OPTIONS/SARs      GRANTED TO     EXERCISE OR
                                       GRANTED        EMPLOYEES IN    BASE PRICE    EXPIRATION
     NAME                                ($)              YEAR          ($/Sh)         DATE
     ----                            ------------   ----------------- -----------   ----------
Marvin S. Wool                         11,000<F1>                       $13.18        4/15/01
                                        5,500<F1>        11.69%         $11.75        4/15/01
Shaun R. Hayes                         11,000<F1>                       $13.18        4/15/01
                                        5,500<F1>        11.69%         $11,75        4/15/01

---------------------
<F1> Options granted to the recipient pursuant to the Company's Directors'
     Stock Option Plan.

                            AGGREGATED OPTION/SAR EXERCISES IN LAST YEAR AND YEAR-END
                                                 OPTION/SAR VALUES
                                                                                               VALUE OF UNEXERCISED,
                                                               NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS/SARs
                                                                  OPTIONS/SARs AT                   AT YEAR-END
                                                                    YEAR-END (#)                        ($)
                              SHARES                      ------------------------------     ---------------------------
                            ACQUIRED ON
                             EXERCISE     VALUE REALIZED
     NAME                      (#)             ($)        EXERCISABLE      UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
     ----                   -----------   --------------  -----------      -------------     -----------   -------------
Marvin S. Wool                 --              --           72,967                --          382,467              --
Shaun R. Hayes                 --              --           84,167            53,241          487,609         123,829

----------------------
<F1> Based on the Company's Common Stock closing price on December 31, 1996 of
     $12.25.



     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's outstanding stock ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. During 1996, to the best of the Company's knowledge, all Section 16(a) filing requirements applicable to Reporting Persons were complied with except that Leland B. Curtis failed to file on a timely basis a Form 4 with respect to a single acquisition of 307 shares of Common Stock.

                           INDEPENDENT ACCOUNTS

            BDO Seidman, L.L.P. served as the Company's independent accountants for fiscal 1996 and has been selected by the Board of Directors to continue in such capacity during 1997. The Board of Directors anticipates that a representative of BDO Seidman, L.L.P. will be present at the Annual Meeting with the opportunity to make a statement if he or she so desires. A representative of such firm also will be available to respond to appropriate questions from shareholders.

                         PROPOSALS OF SHAREHOLDERS

            Proposals of shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company by November 20, 1997, for inclusion in the Company's Proxy Statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with regulations governing the solicitation of proxies.

                                OTHER MATTERS

            As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the Annual Meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the Annual Meeting, it is the intention of the persons named on the Proxy to vote the shares represented thereby in accordance with their judgment as to the best interest of the Company on such matters.


                                    By Order of the Board of Directors,

                                    MARVIN S. WOOL
                                    Chairman and Chief Executive Officer

March 17, 1997

                          ALLEGIANT BANCORP, INC.
              PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           APRIL 17, 1997

            The undersigned hereby appoints Shaun R. Hayes and Kevin R. Farrell, and each of them, with or without the other, proxies, with full power of substitution to vote as designated below, all shares of stock of Allegiant Bancorp, Inc. (the "Company") that the undersigned signatory hereof is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Dash Multi-Corp., 2500 Adie Road, Maryland Heights, Missouri 63043, on Thursday, April 17, 1997, at 4:00 p.m., and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1.    Election of Directors:

      / / FOR all nominees listed below         / / WITHHOLD AUTHORITY to vote
          (except as written to the                 for nominees listed below
           contrary below)

         MARVIN S. WOOL, LEON A. FELMAN and C. VIRGINIA KIRKPATRICK

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

      ------------------------------------------------------------------------

2. To transact any and all other business which may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The Board of Directors Recommends Voting "For" the Election of
          MARVIN S. WOOL, LEON A. FELMAN AND C. VIRGINIA KIRKPATRICK
                as Directors as Set Forth in Item No. 1 Above.



                                        SIGN
                                        HERE___________________________________


                                         SIGN
                                         HERE__________________________________
                                              Please date and sign in the exact
                                              name in which you own the
                                              Company's Common Stock.
                                              Executors, administrators,
                                              trustees and others acting in a
                                              representative or fiduciary
                                              capacity should so indicate when
                                              signing.

Dated_________________________